LIBERTY ALL-STAR® GROWTH FUND

ASG

3RD QUARTER SEPTEMBER 30, 2016

ALL-STAR®
GROWTH FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.
Periods Ended September 30, 2016 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$4.86
Market Price	$4.31
Discount	-11.3%

	Quarter	Year-to-Date
Distributions*	$0.10	$0.27
Market Price Trading Range	$4.01 to $4.36	$3.45 to $4.54
Premium/(Discount) Range	-10.7% to -12.3%	-7.8% to -12.7%

Performance
Shares Valued at NAV with Dividends Reinvested	6.95%	3.87%
Shares Valued at Market Price with Dividends Reinvested	7.83%	0.36%
Dow Jones Industrial Average	2.78%	7.21%
Lipper Multi-Cap Growth Mutual Fund Average	5.43%	3.22%
NASDAQ Composite Index	10.02%	7.09%
Russell Growth Benchmark	6.13%	6.66%
S&P 500® Index	3.85%	7.84%

*
Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2016.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 20.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions  Distributor, Inc., a FINRA member.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2016

Stocks posted their best quarterly returns of the year in the three months ended September 30, a period punctuated by multiple record highs for the S&P 500® Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite Index. Respectively, the three indices returned 3.85 percent,  2.78  percent   and  10.02  percent,  the  latter  marking  its  best  quarter  since  2013. Characterizing the prevailing sentiment during the quarter, on August 11 all three indices reached new highs on the same  day—an event not seen since the dot-com era, according to The Wall Street Journal.

In addition, the volatility that roiled markets during the first half—exemplified by the collapse in energy prices in the first quarter and the “Brexit” referendum in the second—was largely absent and reflecting the calm that prevailed during the quarter, the S&P 500 did not experience a move of 1 percent or more from July 11 until September 9.

The quarter was not without worry, chiefly wariness over what the Federal Reserve would do with respect to raising interest rates, and when it would do it. Yet each Fed meeting passed without action. In addition, the financial sector continued to lag the overall market in the record low interest rate environment that has prevailed in recent years.

The long-running but tepid economic recovery continued to show steady, if uninspired, progress. A surprising market bounce after the initial sell-off following the June 23 Brexit vote set the stage for the strong quarter. In mid-July, the DJIA enjoyed a nine-day streak of higher returns—its longest in three years. Although lower year-over-year, corporate earnings turned out better than expected. Stocks jumped in early August on the strength of a Labor Department report that showed U.S. employers added 221,000 jobs in July. Job growth eased to 144,000 in August, a figure that was still acceptable to investors and viewed as likely to keep the Fed at bay until the end of the year. Other sources of strength came from higher home sales, a  surge in consumer confidence and firmer crude oil prices. The information technology- focused NASDAQ Composite’s 10.02 percent return reflected investors’ greater appetite for risk, as well  as tech bellwethers’  prospects for growth in a growth-challenged economy.

After trailing in the first half of the year, growth stocks outperformed their value counterparts in the third quarter. Among key growth benchmarks, the broad market Russell 3000® Growth Index returned 4.92  percent for the quarter. Among market capitalization indices, the Russell 1000® Growth Index (large cap) returned 4.58 percent while the Russell Midcap® Growth Index returned 4.59  percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned a strong 9.22 percent, building on strength  exhibited in the second quarter after retreating -4.68 percent in the first quarter.

Liberty All‐Star® Growth Fund
Liberty All‐Star® Growth Fund outperformed all key benchmarks during the third quarter, save for the exceptional 10 percent-plus return posted by the NASDAQ Composite. The Fund returned 6.95 percent with shares valued at net asset value (NAV) with dividends reinvested and 7.83 percent with shares valued at market price with dividends reinvested. The Lipper Multi-Cap Growth Mutual Fund Average returned 5.43 percent. The discount at which Fund shares traded relative to their NAV changed little over the quarter, as it ranged from -10.7 percent to -12.3 percent. Owing to a poor first quarter, Fund returns lagged most equity market indices through the first nine months of the year, although the Fund’s returns valued at NAV with dividends reinvested were ahead of the Lipper average.

Third Quarter Report (Unaudited) | September 30, 2016	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

In  keeping  with  policy,  the  Fund’s  distribution  for  the  third  quarter  was  $0.10.  The  Fund's distribution policy has been in place since 1997 and is a major component of the Fund's total return. Since 1997, the Fund has paid distributions totaling $12.92 per share and we continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

We are gratified by the Fund’s performance over the last two quarters. In the past quarter in particular, growth stocks across all capitalization ranges performed well on an absolute basis, and on a relative basis the growth style comfortably outperformed value style stocks. Moreover, we were pleased with  indications  that  investors  are  giving  more  weight  to bottom-up  company fundamentals than to macro factors (the presidential election notwithstanding). Should this hold, it will likely benefit astute stock pickers and active managers. In any event, we will remain vigilant and  in  close  collaboration  with  the  Fund’s  three  investment  managers.  Thank  you  for  your continued confidence in Liberty All-Star® Growth Fund.

Sincerely,

William R. Parmentier, Jr. President and Chief Executive Officer Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of October 2016 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

September 30, 2016 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016
1st Quarter	0.08
2nd Quarter	0.09
3rd Quarter	0.10
Total	$12.92

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment  income,  the  Fund  provides  a  Section  19(a)  notice  of  the  best  estimate  of  its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the  Fund’s  ordinary  dividends  and  long-term  capital  gains  for  any  year  exceed  the  amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2016	3

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

September 30, 2016 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Middleby Corp.	2.01%
IPG Photonics Corp.	2.00
Signature Bank	1.82
GTT Communications, Inc.	1.59
Core Laboratories NV	1.50
Apple, Inc.	1.48
FirstService Corp.	1.45
Cerner Corp.	1.42
Lowe's Companies, Inc.	1.41
Visa, Inc., Class A	1.39
Cotiviti Holdings, Inc.	1.39
Mondelez International, Inc., Class A	1.35
FleetCor Technologies, Inc.	1.34
Ecolab, Inc.	1.32
Stamps.com, Inc.	1.31
Amazon.com, Inc.	1.31
Alphabet, Inc., Class C	1.29
Amgen, Inc.	1.23
MACOM Technology Solutions Holdings, Inc.	1.20
The Ultimate Software Group, Inc.	1.19
29.00%

Economic Sectors*	Percent of Net Assets
Information Technology	28.42%
Consumer Discretionary	17.48
Industrials	15.51
Health Care	15.40
Financials	8.33
Consumer Staples	4.82
Real Estate	3.19
Energy	2.66
Materials	2.16
Other Net Assets	2.03
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

September 30, 2016 (Unaudited)

The following are the major ($600,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2016.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/16
Purchases
Alliance Data Systems Corp.	5,082	5,082
Cotiviti Holdings, Inc.	29,849	52,646
Monolithic Power Systems, Inc.	13,000	13,000
Novo Nordisk AS	18,092	18,092
Stamps.com, Inc.	8,276	17,628
Sales
ARM Holdings PLC	(24,002)	0
Bristol-Myers Squibb Co.	(13,473)	0
Linear Technology Corp.	(21,000)	0
State Street Corp.	(12,123)	11,666
Wayfair, Inc., Class A	(18,787)	35,863

Third Quarter Report (Unaudited) | September 30, 2016	5

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

September 30, 2016 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED  IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 20 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2016 (Unaudited)

				Market Capitalization Spectrum

	RUSSELL GROWTH
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	CONGRESS SUSTAINABLE		TOTAL FUND
Number of Holdings	1,154	464	599	52	39	29	115*
Weighted Average Market Capitalization (billions)	$2.0	$13.2	$147.0	$2.4	$7.3	$118.7	$41.7
Average Five-Year Earnings Per Share Growth	12%	11%	12%	29%	16%	14%	20%
Average Five-Year Sales Per Share Growth	11%	10%	11%	18%	10%	13%	13%
Price/Earnings Ratio**	25x	25x	23x	30x	23x	28x	27x
Price/Book Value Ratio	3.8x	5.0x	5.5x	4.4x	4.4x	5.3x	4.7x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.97%)
CONSUMER DISCRETIONARY (17.48%)
Auto Components (1.32%)
Dorman Products, Inc.(a)	22,727	$1,452,255
Gentherm, Inc.(a)	7,145	224,496
		1,676,751
Diversified Consumer Services (0.84%)
2U, Inc.(a)	11,209	429,193
Nord Anglia Education, Inc.(a)(b)	29,469	641,835
		1,071,028
Hotels, Restaurants & Leisure (3.92%)
Chipotle Mexican Grill, Inc.(a)	3,554	1,505,119
Chuy's Holdings, Inc.(a)	23,416	654,243
Planet Fitness, Inc., Class A(a)(b)	40,254	807,898
Starbucks Corp.	22,746	1,231,468
Texas Roadhouse, Inc.	20,000	780,600
		4,979,328
Household Durables (1.03%)
GoPro, Inc., Class A(a)(b)	29,546	492,827
Helen of Troy Ltd.(a)	9,500	818,615
		1,311,442
Internet & Catalog Retail (3.56%)
Amazon.com, Inc.(a)	1,982	1,659,549
The Priceline Group, Inc.(a)	992	1,459,718
Wayfair, Inc., Class A(a)(b)	35,863	1,411,926
		4,531,193
Media (0.75%)
Scripps Networks Interactive, Inc., Class A	15,000	952,350

Multiline Retail (0.68%)
Ollie's Bargain Outlet Holdings, Inc.(a)(b)	32,778	859,112

Specialty Retail (3.02%)
Foot Locker, Inc.	17,500	1,185,100
Francesca's Holdings Corp.(a)	55,851	861,781
Lowe's Companies, Inc.	24,759	1,787,847
		3,834,728
Textiles, Apparel & Luxury Goods (2.36%)
Carter's, Inc.	9,500	823,745
G-III Apparel Group Ltd.(a)	23,000	670,450
NIKE, Inc., Class B	28,737	1,513,003
		3,007,198

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2016	7

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (4.82%)
Food & Staples Retailing (0.97%)
Whole Foods Market, Inc.	43,200	$1,224,720

Food Products (1.91%)
The Hain Celestial Group, Inc.(a)	20,000	711,600
Mondelez International, Inc., Class A	39,097	1,716,358
		2,427,958
Household Products (1.94%)
Church & Dwight Co., Inc.	20,000	958,400
Colgate-Palmolive Co.	20,390	1,511,715
		2,470,115
ENERGY (2.66%)
Energy Equipment & Services (2.66%)
Core Laboratories NV(b)	16,971	1,906,352
Natural Gas Services Group, Inc.(a)	921	22,647
Schlumberger Ltd.	18,540	1,457,986
		3,386,985
FINANCIALS (8.33%)
Banks (0.42%)
Independent Bank Group, Inc.	12,119	535,296

Capital Markets (2.06%)
Financial Engines, Inc.	5,066	150,511
Raymond James Financial, Inc.	18,500	1,076,885
State Street Corp.	11,666	812,303
Virtus Investment Partners, Inc.(b)	6,000	587,160
		2,626,859
Commercial Banks (1.82%)
Signature Bank(a)	19,519	2,312,026

Consumer Finance (1.39%)
Visa, Inc., Class A	21,363	1,766,720

Diversified Financial Services (0.83%)
FactSet Research Systems, Inc.	6,500	1,053,650

Insurance (0.84%)
Greenlight Capital Re Ltd., Class A(a)	31,755	649,072
United Insurance Holdings Corp.	24,806	421,206
		1,070,278

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (0.97%)
BofI Holding, Inc.(a)(b)	54,995	$1,231,888

HEALTH CARE (15.40%)
Biotechnology (3.91%)
ACADIA Pharmaceuticals, Inc.(a)	7,282	231,640
Amgen, Inc.	9,410	1,569,682
Puma Biotechnology, Inc.(a)	14,884	997,972
Regeneron Pharmaceuticals, Inc.(a)	3,128	1,257,519
Ultragenyx Pharmaceutical, Inc.(a)	12,884	913,991
		4,970,804
Health Care Equipment & Supplies (2.75%)
The Cooper Cos., Inc.	6,000	1,075,560
Insulet Corp.(a)	32,140	1,315,812
ResMed, Inc.	17,000	1,101,430
		3,492,802
Health Care Provider & Services (0.15%)
Adeptus Health, Inc.(a)(b)	4,278	184,168

Health Care Providers & Services (2.05%)
Diplomat Pharmacy, Inc.(a)(b)	5,324	149,125
Henry Schein, Inc.(a)	6,000	977,880
U.S. Physical Therapy, Inc.	6,931	434,574
VCA, Inc.(a)	15,000	1,049,700
		2,611,279
Health Care Technology (2.81%)
Cerner Corp.(a)	29,151	1,800,074
Cotiviti Holdings, Inc.(a)	52,646	1,765,221
		3,565,295
Life Sciences Tools & Services (2.46%)
Cambrex Corp.(a)	20,000	889,200
Medpace Holdings, Inc.(a)	1,454	43,416
Mettler-Toledo International, Inc.(a)	2,500	1,049,575
PAREXEL International Corp.(a)	16,500	1,145,925
		3,128,116
Pharmaceuticals (1.27%)
Aerie Pharmaceuticals, Inc.(a)(b)	22,986	867,492
Novo Nordisk AS(c)	18,092	752,446
		1,619,938
INDUSTRIALS (15.51%)
Aerospace & Defense (1.77%)
B/E Aerospace, Inc.	20,000	1,033,200

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2016	9

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Aerospace & Defense (continued)
HEICO Corp.	17,604	$1,218,197
		2,251,397
Air Freight & Logistics (0.48%)
XPO Logistics, Inc.(a)(b)	16,534	606,302

Building Products (1.70%)
Lennox International, Inc.	7,000	1,099,210
Masco Corp.	31,000	1,063,610
		2,162,820
Commercial Services & Supplies (1.90%)
The Advisory Board Co.(a)	29,950	1,339,963
Cintas Corp.	9,500	1,069,700
		2,409,663
Electrical Equipment (0.83%)
Acuity Brands, Inc.	4,000	1,058,400

Machinery (3.15%)
Middleby Corp.(a)	20,654	2,553,248
Proto Labs, Inc.(a)(b)	7,720	462,505
Snap-on, Inc.	6,500	987,740
		4,003,493
Professional Services (3.56%)
Equifax, Inc.	7,500	1,009,350
Paylocity Holding Corp.(a)	33,294	1,480,251
Robert Half International, Inc.	24,000	908,640
WageWorks, Inc.(a)	18,453	1,123,972
		4,522,213
Road & Rail (1.39%)
J.B. Hunt Transport Services, Inc.	12,000	973,680
Kansas City Southern	8,549	797,793
		1,771,473
Trading Companies & Distribution (0.73%)
H&E Equipment Services, Inc.	21,586	361,781
SiteOne Landscape Supply, Inc.(a)	15,773	566,724
		928,505
INFORMATION TECHNOLOGY (28.42%)
Communications Equipment (0.88%)
F5 Networks, Inc.(a)	9,000	1,121,760

Electronic Equipment & Instruments (2.95%)
Cognex Corp.	23,000	1,215,780

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electronic Equipment & Instruments (continued)
IPG Photonics Corp.(a)	30,823	$2,538,274
		3,754,054
Internet Software & Services (6.06%)
Alphabet, Inc., Class C(a)	2,104	1,635,418
Facebook, Inc., Class A(a)	6,860	879,932
GTT Communications, Inc.(a)	85,769	2,018,145
SPS Commerce, Inc.(a)	20,409	1,498,225
Stamps.com, Inc.(a)(b)	17,628	1,666,022
		7,697,742
IT Services (5.62%)
Alliance Data Systems Corp.(a)	5,082	1,090,242
Automatic Data Processing, Inc.	16,205	1,429,281
EPAM Systems, Inc.(a)	15,011	1,040,412
FleetCor Technologies, Inc.(a)	9,838	1,709,156
Genpact Ltd.(a)	37,000	886,150
Jack Henry & Associates, Inc.	11,500	983,825
		7,139,066
Semiconductors & Semiconductor Equipment (2.02%)
MACOM Technology Solutions Holdings, Inc.(a)	35,973	1,523,097
Monolithic Power Systems, Inc.	13,000	1,046,500
		2,569,597
Software (9.15%)
Ebix, Inc.(b)	8,139	462,702
Everbridge, Inc.(a)	19,371	326,595
Fleetmatics Group PLC(a)	19,674	1,180,047
Globant SA(a)(b)	27,571	1,161,291
Manhattan Associates, Inc.(a)	15,000	864,300
RealPage, Inc.(a)	34,323	882,101
Red Hat, Inc.(a)	18,163	1,468,115
Salesforce.com, Inc.(a)	20,467	1,459,911
SAP SE(b)(c)	13,572	1,240,617
Synopsys, Inc.(a)	18,000	1,068,300
The Ultimate Software Group, Inc.(a)	7,414	1,515,347
		11,629,326
Technology Hardware Storage & Equipment (1.74%)
Apple, Inc.	16,694	1,887,256
Stratasys Ltd.(a)(b)	13,664	329,166
		2,216,422
MATERIALS (2.16%)
Chemicals (2.16%)
Ecolab, Inc.	13,741	1,672,554

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2016	11

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Chemicals (continued)
International Flavors & Fragrances, Inc.	7,500	$1,072,275
		2,744,829
REAL ESTATE (3.19%)
Real Estate Investment Trusts (1.74%)
Camden Property Trust	12,000	1,004,880
Equinix, Inc.	3,347	1,205,757
		2,210,637
Real Estate Management & Development (1.45%)
FirstService Corp.	39,533	1,845,400

TOTAL COMMON STOCKS
(COST OF $102,188,358)		124,545,126

SHORT TERM INVESTMENTS (10.54%)
MONEY MARKET FUND (2.40%)
State Street Institutional U.S. Government Money Market Fund, 0.27%(d)
(COST OF $3,051,123)	3,051,123	3,051,123

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (8.14%)
State Street Navigator Securities Lending Prime Portfolio, 0.30%
(COST OF $10,351,696)	10,351,696	10,351,696

TOTAL SHORT TERM INVESTMENTS
(COST OF $13,402,819)		13,402,819

TOTAL INVESTMENTS (108.51%)
(COST OF $115,591,177)(e)		137,947,945

LIABILITIES IN EXCESS OF OTHER ASSETS (-8.51%)		(10,826,408)

NET ASSETS (100.00%)		$127,121,537

NET ASSET VALUE PER SHARE
(26,152,284 SHARES OUTSTANDING)		$4.86

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $12,374,854.

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2016 (Unaudited)

(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2016.
(e)	Cost of investments for federal income tax purposes is $116,939,885.

Gross unrealized appreciation and depreciation at September 30, 2016 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$23,726,890
Gross unrealized depreciation	(2,718,830)
Net unrealized appreciation	$21,008,060

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2016	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of September 30, 2016 (Unaudited)

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under  the  1940  Act.  Shares  of  registered  investment  companies  are  valued  daily  at  that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value  include,  but  are  not  limited  to:  single  issuer  events  such  as  corporate  actions, reorganizations,  mergers,  spin-offs,  liquidations,  acquisitions  and  buyouts;  corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2016, the Fund held no securities that were fair valued.

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon  the  specific  identification  method  for  both  financial  statement  and  federal  income  tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of September 30, 2016 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the  Fund’s  Schedule  of  Investments.  Non-cash  collateral,  in  the  form  of  securities  issued  or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. As of September 30, 2016, the market value of securities on loan was $12,374,854, and the total cash collateral and non-cash collateral received was $10,351,696 and $2,302,230 respectively.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained  from  sources  independent  of  the  reporting  entity.  Unobservable  inputs  reflect  the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity  securities  that  are  valued  based  on  unadjusted  quoted  prices  in  active  markets  are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Third Quarter Report (Unaudited) | September 30, 2016	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of September 30, 2016 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$124,545,126	$–	$–	$124,545,126
Short Term Investment	3,051,123	–	–	3,051,123
Investments Purchased with Collateral from Securities Loaned	10,351,696	–	–	10,351,696
Total	$137,947,945	$–	$–	$137,947,945

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the period ended September 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification
In  the  normal  course  of  business,  the  Fund  enters  into  contracts  that  contain  a  variety  of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of September 30, 2016 (Unaudited)
Maryland Statutes
By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two‐thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one‐tenth but less than one‐third, one‐third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder  that  holds  10%  or  more  of  the  voting  power  of  the  outstanding  stock  of  the corporation)  of  a  Maryland  corporation  from  engaging  in  a  business  combination  (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a  transfer  of  the  corporation’s  securities  and  similar  transactions  to  or  with  the  interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under  the statutes.

Shareholder Meeting Results
On August 25, 2016, the Annual Meeting of Shareholders of the Fund was held to elect one Director  and  to  approve  a  new  Portfolio  Management  Agreement  with  Congress  Asset Management Company, LLP (“Congress”). On June 13, 2016, the record date for the meeting, the Fund  had  outstanding  25,955,945  shares  of  common  stock.  The  votes  cast  at  the  meeting  were as follows:

Proposal 2 – To elect one Director:

Nominee	For	Against/Withheld
George R. Gaspari	17,010,915.873	843,454.331

Proposal 4 - To approve a new Portfolio Management Agreement with Congress:

For	Against/Withheld	Abstain	Broker Non-Votes
12,435,348.276	701,076.417	352,788.511	4,365,157.000

Third Quarter Report (Unaudited) | September 30, 2016	17

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

Protecting Your Privacy Is a Top Priority
We realize that our ability to offer superior products and services depends on the personal and financial  information  we  collect  from  you.  We  value  your  business  and  are  committed  to maintaining your trust. That is why we have made your privacy a top priority.

The Information We Have and Where We Get It
We collect information about you from a variety of sources, including:

●	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
●	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
●	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

How We Use This Information
We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

●	To respond to a subpoena or court order, judicial process or regulatory inquiry;
●	To report suspicious transactions to government agencies and law enforcement officials;
●	To protect against fraud;
●	To provide products and services with the consent or the direction of a customer; or
●	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Privacy Policy

 (Unaudited)

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

Security of Personal Financial Information
We restrict access to information about you to those employees we determine need to know that information  to  provide  products  and  services  to  you.  We  maintain  physical,  electronic  and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

If You Have Any Questions or Concerns About This Privacy Policy Notice,  Please Write to Us at:
ALPS Advisors, Inc.
Attn: Compliance Department
1290 Broadway, Suite 1100
Denver, CO 80203

Former Customers
If,  for  whatever  reason,  our  customer  relationship  with  you  ends,  we  will  preserve  your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

Third Quarter Report (Unaudited) | September 30, 2016	19

Liberty All-Star® Growth Fund	Description of Lipper Benchmark And Market Indices

September 30, 2016 (Unaudited)

Dow Jones Industrial Average
A price‐weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average
The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above‐average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index
Measures the performance of those Russell 3000® companies with higher price-to‐book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)
Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Growth Benchmark
The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

Russell Top 200® Growth Index
Measures the performance of those Russell Top 200®companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200®Index measures the performance of the 200 largest companies in the Russell 3000®Index.

Russell Midcap® Growth Index
Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)
Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

20	www.all-starfunds.com

ALL-STAR® GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Abigail Murray, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000753 5/31/17